UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 10, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2023, FOXO Technologies Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”) with Security National Life Insurance Company, a Utah corporation (the “Buyer”), FOXO Life, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Seller”), and FOXO Life Insurance Company (fka Memorial Insurance Company of America), an Arkansas corporation and wholly-owned subsidiary of the Seller (“FOXO Life”), pursuant to which, subject to the terms and conditions of the Merger Agreement, the Company has agreed to sell FOXO Life to the Buyer. Specifically, pursuant to the Merger Agreement, FOXO Life will merge with and into the Buyer, with the Buyer continuing as the surviving corporation (the “Merger”). Upon consummation of the Merger, the Company will no longer have to hold cash and cash equivalents required to be held as statutory capital and surplus, as required under the Arkansas Insurance Code (the “Arkansas Code”).

The Merger Agreement provides that, at the closing of the transactions contemplated thereby, all of the Seller’s shares will be cancelled and retired and shall cease to exist in exchange of an amount equal to FOXO Life’s statutory capital and surplus as of the date of the closing minus $200,000 (the “Merger Consideration”). As of the date of this Current Report on Form 8-K, FOXO Life’s statutory capital and surplus amount is approximately $5,000,000.

Consummation of the Merger is subject to a number of conditions, including, among others: (a) compliance with the Arkansas Code filing requirements; (b) material compliance by the Buyer and the Seller of certain pre-closing covenants; (c) no material adverse change in the Buyer’s business since the date of the Merger Agreement; and (d) delivery of the Merger Consideration to the Seller. The Merger Agreement also imposes certain post-closing covenants, including: (a) compliance with the Arkansas Code and Utah Insurance Code post-closing filing requirements, and (b) certain tax covenants concerning tax returns, tax indemnification and other tax matters.

Pursuant to the Merger Agreement, the Seller has also agreed to pay the Buyer’s third-party out-of-pocket costs and expenses, including counsel fees and filing fees, incurred in connection with the Merger and the Merger Agreement at the closing.

The Merger Agreement contains certain representations, warranties, and covenants as specified therein, including such provisions as are customary for a transaction of this nature. In addition, the Merger Agreement contains termination rights for the parties thereto, including by mutual consent of the Buyer and the Seller and under certain other circumstances, including by the Buyer or the Seller if the Merger has not occurred by March 31, 2023.

The Merger Agreement also contains cross-indemnification provisions, under which the Seller is obligated to indemnify the Buyer for any claims based on: (a) any inaccuracy, breach or non-fulfillment of any of the representations, warranties or covenants in the Merger Agreement; (b) losses from the operations or business of FOXO Life during the period that the Seller was a shareholder of FOXO Life; and (c) any data or cyber privacy breach incident since the acquisition of FOXO Life by the Seller. Similarly, the Buyer is obligated to indemnify the Seller for any claims based on: (a) any inaccuracy, breach or non-fulfillment of any of the representations, warranties or covenants in the Merger Agreement; and (b) losses from the operations or business of FOXO Life other than during the period in which the Seller was a shareholder of FOXO Life.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibit attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. As noted above, the closing of the Merger is subject to the satisfaction of customary closing and post-closing conditions and there is no assurance that the Company will satisfy those conditions. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

2.1	Merger Agreement, dated January 10, 2023, by and between (i) FOXO Technologies Inc., (ii) FOXO Life Insurance Company (fka Memorial Insurance Company of America), (iii) FOXO Life, LLC and (iv) Security National Life Insurance Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
Name: Tyler Danielson
Title: Interim Chief Executive Officer

Date: January 12, 2023

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